UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 5, 2007

Napster, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-32373	77-0551214
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9044 Melrose Ave., Los Angeles, California		90069
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (310) 281-5000

N/A
(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Napster, Inc. (the “Company”) announced today that Nand Gangwani, the Company’s Vice President and Chief Financial Officer, has resigned from the Company effective as of December 31, 2007, for personal reasons. The Company has commenced a search for a permanent replacement for Mr. Gangwani. The Board of Directors of the Company has appointed Suzanne M. Colvin, currently the Company’s Vice President Finance, Corporate Controller, to assist in the transition and to serve as interim Chief Financial Officer following Mr. Gangwani’s departure and until a permanent replacement is found.

Ms. Colvin, age 44, has been Vice President Finance, Corporate Controller of the Company since May 2004. Prior to joining Napster, from 1999 to April 2004, Ms. Colvin was Vice President Finance, Corporate Controller at Exodus Communications and Vice President Finance of its successor entities Cable and Wireless America and Savvis Communications Hosting Division. Ms. Colvin also spent 8 years in various capacities at Price Waterhouse LLP, most recently as Senior Audit Manger. Ms. Colvin is a Certified Public Accountant.

In connection with Mr. Gangwani’s resignation, he and the Company entered into a Separation Agreement (the “Separation Agreement”). Pursuant to the Separation Agreement, among other matters, effective as of December 31, 2007: (1) Mr. Gangwani’s existing employment agreement (as amended) will terminate; (2) restricted stock awards previously granted by the Company to Mr. Gangwani will vest as to 56,250 shares of Company common stock subject to those awards; and (3) Mr. Gangwani will provide a release of claims and agree to certain non-solicitation and confidentiality covenants.

The summary of the Separation Agreement set forth above is qualified in its entirety by reference to the text of the Separation Agreement, a copy of which is attached as Exhibit 10.1 and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure

The full text of the Company’s press release, issued on December 10, 2007, announcing Mr. Gangwani’s resignation and Ms. Colvin’s appointment, is included as Exhibit 99.1 to this report. Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

10.1	Separation Agreement, dated December 7, 2007, between the Company and Nand Gangwani.

99.1	Press Release issued by Napster, Inc. on December 10, 2007.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Napster, Inc.
(Registrant)

		By:	/s/ Aileen Atkins
Date:	December 10, 2007		Aileen Atkins
Secretary

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